UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22137
Oppenheimer Master Loan Fund LLC
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2009

     Item 1. Reports to Stockholders.

September 30, 2009

Oppenheimer

Master Loan Fund, LLC

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Corporate Loans Industries

Media	18.3%
Health Care Providers & Services	7.3
Commercial Services & Supplies	7.3
Electric Utilities	5.5
Chemicals	4.2
Hotels, Restaurants & Leisure	4.1
Aerospace & Defense	4.1
Oil, Gas & Consumable Fuels	3.9
Automobiles	2.9
Wireless Telecommunication Services	2.5
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on net assets.

Credit Allocation

BBB	1.5%
BB	32.3
B	43.5
CCC	5.2
C	0.4
D	1.4
Not Rated	5.8
Cash Equivalents	9.9
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total market value of investments. Securities rated by any rating organization are included in the equivalent S&P’s rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.
6 | OPPENHEIMER MASTER LOAN FUND, LLC

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal period ended September 30, 2009, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the twelve-month period ended September 30, 2009, Oppenheimer Master Loan Fund, LLC returned 6.52%, compared to its benchmark, the Credit Suisse Leveraged Loan Index, which returned 7.72%. The reporting period proved to be one of the most volatile periods in memory. Over the final five months of 2008, an intensifying global financial crisis and deepening recession took their toll on many financial assets, including senior bank loans. The Fund, as well as senior bank loans, fared much better when global markets rallied strongly from March 2009 through the end of the reporting period.
     Most asset classes plunged during the fall of 2008 in response to a global banking crisis. Financial institutions that had invested in complex mortgage- and asset-backed securities incurred enormous losses when mortgage foreclosure rates began to soar. As a result, some major banks, mortgage agencies and insurance companies became insolvent, leading to bankruptcy, forced sales to competitors and, in some cases, nationalization. As investment values fell, highly leveraged institutional investors were compelled to raise cash. The resulting unwinding of leverage led to a wave of selling pressure across a broad array of asset classes, including senior bank loans. The financial crisis was exacerbated by a struggling U.S. economy, as housing prices slumped, unemployment rates climbed and consumer confidence plunged. The Federal Reserve Board (the “Fed”) responded aggressively, injecting liquidity into the credit markets and reducing short-term interest rates to unprecedented low levels. Investors engaged in a “flight to quality,” bidding up prices of traditional safe havens, such as U.S. Treasury securities, and punishing riskier investments, including stocks, corporate bonds and bank loans.
     The markets began to rally in March 2009 when it became clearer that a collapse of the international banking system had been averted. Investors looked forward to better economic times, boosting their appetite for risk. Despite rising default rates, investors responded positively to attractive yields among high-yield bonds and bank loans in the low interest-rate environment, and assets flowed back into both markets. In addition, issuance of high-yield bonds rebounded along with investor sentiment, and many issuers used the proceeds to retire their bank loans. The combination of reduced supply and rising demand helped drive prices of senior bank loans higher.
     The Fund received a positive contribution to performance from an overweight position in the energy sector, where a number of borrowers benefited from rebounding commodity prices over the reporting period’s second half.
7 | OPPENHEIMER MASTER LOAN FUND, LLC

FUND PERFORMANCE DISCUSSION Continued
     As of the reporting period’s end, we have maintained the Fund’s generally defensive investment posture. We have identified a number of opportunities meeting our loan selection criteria in the traditionally defensive energy, aerospace, cable television and wireline telephone industry groups. We have found relatively few opportunities in the economically-sensitive retail, consumer products, housing and building materials areas. In our view, the Fund’s current composition positions it well for a market environment characterized by ongoing economic weakness and rising default rates. Of course, we are prepared to adjust our strategies as market conditions change.
Comparing the Fund’s performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in shares of the Fund held until September 30, 2009. Performance is measured from inception of the Fund on October 31, 2007. The Fund’s performance reflects reinvestment of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the Credit Suisse Leveraged Loan Index, a representative index of tradable, senior secured, U.S. dollar-denominated, non-investment-grade loans. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
8 | OPPENHEIMER MASTER LOAN FUND, LLC

Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. See page 10 for further information.
9 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES
The Fund’s returns in the graph and table shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce any gains you may realize if you sell your shares.
Shares of Oppenheimer Master Loan Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
The Fund commenced operations on 10/31/07.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
10 | OPPENHEIMER MASTER LOAN FUND, LLC

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing
11 | OPPENHEIMER MASTER LOAN FUND, LLC

FUND EXPENSES Continued
costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2009	September 30, 2009	September 30, 2009

Actual
	$1,000.00	$1,307.10	$1.91

Hypothetical (5% return before expenses)
	1,000.00	1,023.41	1.68
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2009 is as follows:

Expense Ratio
0.33%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
12 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS September 30, 2009

	Principal
	Amount	Value

Corporate Loans—92.3%
Consumer Discretionary—28.5%
Auto Components—1.2%
Dana Corp., Sr. Sec. Credit Facilities Term Loan, 3.75%-7.25%, 1/30/15[1]	$14,600,819	$13,117,931
Automobiles—2.9%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 8/3/13[2]	9,457,118	153,678
Ford Motor Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.25%-3.56%, 12/16/13[1]	34,837,632	31,061,471

		31,215,149

Hotels, Restaurants & Leisure—4.1%
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 2L, 3.50%, 12/31/14[1,3]	2,528,348	1,049,265
Harrah’s Operating Co., Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B2, 3.504%, 1/28/15[1]	7,655,664	6,218,313
Tranche B3, 3.283%-3.504%, 1/28/15[1]	2,513,136	2,040,744
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, Tranche B, 2.04%, 5/23/14[1]	8,905,878	7,466,465
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 1.75%-2.04%, 5/8/14[1]	2,019,179	1,692,829
MGM Mirage, Inc., Sr. Sec. Credit Facilities Term Loan, 6%, 10/3/11[1]	9,272,311	8,536,321
Quiznos Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.563%, 5/5/13[1]	6,913,913	5,171,033
Turtle Bay Resort, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9/13/10[2,3,4]	2,000,000	552,500
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-On, 5.79%, 5/25/13[1]	1,782,426	1,708,065
Tranche B, 5.79%, 5/25/13[1]	4,316,757	4,136,666
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 5.79%, 5/25/11[1]	6,434,061	6,165,638

		44,737,839

Household Durables—0.2%
Springs Window Fashions Division, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.063%, 12/30/12[1,3]	2,295,510	1,979,877
Media—18.3%
AMC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 1.746%, 1/28/13[1]	7,874,919	7,514,925
Advanstar Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.533%, 5/15/14[1]	929,877	648,589
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.43%, 5/15/13[1,3,5]	1,462,884	661,955
American Media Operations, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.50%-10%, 1/30/13[1]	3,000,000	2,715,000
F1 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Media Continued
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities Term Loan, 2.75%, 7/4/14[1]	$5,978,404	$5,410,455
Cengage Learning, Inc., Sr. Sec. Credit Facilities Term Loan, 7.50%, 7/3/14[1]	6,982,323	6,895,044
Cequel Communications LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.788%, 5/5/14[1]	10,000,000	9,416,670
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.164%, 3/5/14[1]	13,491,342	12,920,766
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, 2.50%-6.658%, 9/1/14[1]	12,750,000	11,220,000
Charter Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche T2 Add-On, 9.123%, 3/6/14[1]	7,409,830	7,504,306
Cinemark Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, 2%-2.21%, 10/5/13[1]	2,455,483	2,372,101
Cinram International, Inc., Sr. Sec. Credit Facilities Term Loan, 2.254%-2.479%, 5/6/11[1]	12,226,537	9,353,301
Citadel Broadcasting Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.04%-6.985%, 6/12/14[1]	3,500,000	2,290,750
Discovery Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.283%, 4/30/14[1]	4,450,775	4,339,505
Emmis Communications Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.283%-4.372%, 11/2/13[1,3]	2,766,463	1,936,524
FoxCo Acquisition Sub LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.131%-7.25%, 7/14/15[1]	11,417,108	10,018,513
Getty Images, Inc., Sr. Sec. Credit Facilities Term Loan, 6.164%, 7/2/15[1]	1,987,342	2,002,992
Gray Television, Inc., Sr. Sec. Credit Facilities Term Loan, 3.76%-8.63%, 12/31/14[1]	11,253,352	9,284,016
Hit Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.73%, 8/5/12[1]	5,049,025	4,367,407
ION Media Networks, Inc., Sr. Sec. Credit Facilities Term Loan, Debtor in Possession, 0.50%-15%, 2/28/10[1,3]	506,058	733,782
Lamar Media Corp., Sr. Sec. Credit Facilities Term Loan, Tranche F, 5.50%, 3/31/14[1,3]	4,228,750	4,199,677
Mediacom Communications Corp./MCC Iowa LLC, Sr. Sec. Credit Facilities Term Loan, Tranche E, 6.50%, 1/3/16[1]	3,150,075	3,176,656
Mediacom Illinois LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche D, 5.50%, 3/31/17[1]	2,500,000	2,503,125
Tranche D, 5%, 3/31/17[1]	7,000,000	7,008,750
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.75%-12.827%, 11/15/13[1]	7,507,500	4,335,581
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-On, 5.425%, 4/8/12[1]	3,216,070	1,834,768
Tranche B, 5.425%, 4/8/12[1]	13,695,228	7,813,128
F2 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Media Continued
Newport Television LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.151%-8%, 9/14/16[1,3]	$3,213,542	$2,510,580
Newport Television LLC/High Plains Broadcasting Operating Co. LLC, Sr. Sec. Credit Facilities Term Loan, 7.151%, 9/14/16[1,3]	1,904,900	1,488,203
Paxson Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 1/15/12[2]	3,809,792	850,852
Penton Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.622%-2.738%, 2/1/13[1]	5,874,498	4,043,611
QVC, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche 6W, 5.746%, 3/30/14[1]	3,886,022	3,887,607
Regal Cinemas, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.033%, 10/27/13[1]	6,158,073	6,146,047
San Juan Cable & Construction, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.01%, 10/31/12[1,3]	6,943,461	6,422,701
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3/5/14[2,3,4]	3,478,637	950,826
TWCC Holding Corp., Sr. Sec. Credit Facilities Term Loan, 4%, 9/14/15[1]	3,572,735	3,644,190
Tribune Increment Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6/4/14[2]	4,962,375	2,400,549
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.533%, 9/29/14[1]	10,620,000	9,020,363
Young Broadcasting, Inc., Sr. Sec. Credit Facilities Term Loan, 11/3/12[2]	6,931,088	3,708,131
Zuffa LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.313%, 6/18/15[1]	9,387,902	8,574,280

		196,126,226

Multiline Retail—0.7%
Collective Brands, Inc., Sr. Sec. Credit Facilities Term Loan, 2.993%-3.19%, 8/17/14[1]	4,987,277	4,771,163
General Growth Properties, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A, 2/24/10[2]	3,500,000	2,719,500

		7,490,663

Specialty Retail—0.4%
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities Term Loan, 2.50%-2.63%, 5/28/13[1]	4,438,120	4,066,428
Textiles, Apparel & Luxury Goods—0.7%
Hanesbrands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.254%, 9/5/13[1]	2,412,791	2,427,369
Hanesbrands, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.254%, 3/5/14[1]	5,000,000	4,812,500

		7,239,869

Consumer Staples—2.5%
Food & Staples Retailing—0.5%
Rite Aid Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche T2, 2%-2.01%, 6/4/14[1]	3,241,773	3,094,271
Tranche T4, 9.50%, 6/4/15[1,3]	2,200,000	2,297,167

		5,391,438
F3 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Food Products—1.9%
Dole Food Co., Inc., Sr. Sec. Credit Facilities Prefunded Letter of Credit Term Loan, 8%, 4/12/13[1]	$1,136,131	$1,152,637
Dole Food Co., Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 8%, 4/12/13[1]	1,982,366	2,011,166
Tranche C, 8%, 4/12/13[1]	7,386,475	7,493,786
Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.009%, 4/2/14[1]	9,674,951	9,134,769

		19,792,358

Personal Products—0.1%
Levlad Natural Products Group LLC, Sr. Sec. Credit Facilities Term Loan, 7.644%, 3/8/14[1]	5,237,679	1,348,702

Energy—5.7%
Energy Equipment & Services—1.8%
Antero Resources Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.76%, 4/10/14[1]	5,720,000	5,005,000
Global Geophysical Services, Inc., Sr. Sec. Credit Facilities Term Loan, 5.033%, 12/10/14[1]	5,695,000	4,883,463
Precision Drilling Trust, Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.123%, 9/23/14[1,3]	9,303,542	9,373,318

		19,261,781

Oil, Gas & Consumable Fuels—3.9%
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 8.50%, 7/15/14[1]	9,398,022	8,652,054
Tranche B2, 9%, 1/15/11[1]	2,477,132	2,280,509
Alon Refining Krotz Springs, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 13.18%, 7/3/14[1,3,5]	993,377	903,974
Tranche B, 12.37%, 7/3/14[1,3,5]	2,261,314	2,057,795
Atlas Pipeline, Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.75%, 7/27/14[1,3]	11,375,306	11,147,800
Coleto Creek Power LP, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 3.033%, 6/28/13[1,3]	629,564	577,101
Coleto Creek Power LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.996%-3.033%, 6/28/13[1]	7,024,645	6,439,260
Venoco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.25%, 5/7/14[1]	11,800,000	10,089,000

		42,147,493

Financials—1.0%
Capital Markets—0.9%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities Term Loan, 3.488%-3.504%, 11/1/14[1]	11,256,169	9,775,983
F4 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Insurance—0.1%
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.496%, 4/3/14[1]	$1,974,701	$1,431,658
Health Care—12.0%
Health Care Equipment & Supplies—2.4%
Biomet, Inc., Sr. Sec. Credit Facilities Term Loan, 3.246%-3.285%, 3/25/15[1]	11,951,745	11,547,130
CCS Medical Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9/30/12[2,3]	4,819,614	2,289,317
CCS Medical Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, Debtor in Possession, 11%, 11/13/09[1,3]	140,546	140,546
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.246%, 4/30/13[1]	6,888,769	6,475,443
dj Orthopedics, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.246%-3.283%, 10/31/14[1]	5,403,750	5,221,374

		25,673,810

Health Care Providers & Services—7.3%
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche MMM, 5.50%, 8/22/11[1,3]	1,362,881	1,253,850
Tranche NAMM, 5.50%, 8/22/11[1,3]	567,290	521,906
Tranche PHMC, 5.50%, 8/22/11[1,3]	1,116,912	1,072,235
Capella Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.671%, 3/2/15[1,3]	3,152,000	3,120,480
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.496%-2.622%, 7/2/14[1]	12,057,521	11,355,170
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.496%, 7/2/14[1]	615,120	579,290
HCA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.533%, 11/18/13[1]	10,783,521	10,192,455
HEALTHSOUTH Corp., Sr. Sec. Credit Facilities Term Loan, 2.54%-2.55%, 3/10/13[1]	6,836,565	6,597,285
Health Management Associates, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.033%, 2/28/14[1]	4,010,556	3,776,439
Manor Care, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.746%, 10/18/14[1]	9,822,751	9,241,569
MultiPlan, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 2.75%, 4/15/13[1]	3,944,287	3,739,677
Tranche C, 2.75%, 4/12/13[1]	4,028,939	3,819,938
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.283%, 3/31/13[1]	4,876,185	4,638,471
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.283%, 3/31/14[1,3]	7,500,000	7,162,500
Select Medical Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 2%, 2/24/12[1]	5,327,311	5,149,736
Tranche T1 Add-on, 2%, 2/24/12[1]	4,672,689	4,516,934
F5 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Health Care Providers & Services Continued
Triumph HealthCare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.246%-3.488%, 7/28/13[1,3]	$1,949,812	$1,808,451

		78,546,386

Pharmaceuticals—2.3%
Mylan Labs, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.50%-3.563%, 10/1/14[1]	7,930,147	7,739,982
PTS Acquisition Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.496%, 4/10/14[1]	4,725,827	4,175,268
Royalty Pharma, Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.533%, 4/16/13[1]	4,367,468	4,286,260
Talecris Biotherapeutics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.96%, 12/6/13[1,3]	8,478,206	8,345,733

		24,547,243

Industrials—17.8%
Aerospace & Defense—4.1%
AM General LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 3.241%, 9/28/12[1]	371,534	347,384
AM General LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.246%-3.292%, 9/30/13[1]	7,800,525	7,293,491
BE Aerospace, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.671%, 7/25/14[1,3]	1,371,363	1,379,077
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.072%, 2/21/13[1]	8,095,590	6,334,799
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.244%-2.249%, 4/30/12[1]	6,541,533	5,998,585
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 9/16/13[1]	3,250,000	3,261,512
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.515%, 12/30/12[1,3,5]	14,586,280	11,985,065
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan, 2.25%, 2/3/14[1]	10,089,273	7,541,732

		44,141,645

Air Freight & Logistics—1.0%
Evergreen International Aviation, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.85%-11.50%, 10/31/11[1]	13,309,366	10,381,305
Building Products—0.2%
Champion Opco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.685%, 5/11/13[1,3]	2,837,500	1,570,082
Flag Luxury Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2/6/11[2,4]	1,989,848	487,513

		2,057,595
F6 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Commercial Services & Supplies—7.3%
Allied Security Holdings LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.658%, 1/29/15[1]	$1,920,248	$1,941,851
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.246%-3.256%, 7/2/14[1]	10,999,999	10,532,500
Booz Allen Hamilton, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.50%, 7/2/15[1,3]	1,980,000	2,000,513
Bright Horizons LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.397%, 5/21/15[1]	3,577,679	3,546,375
First Data Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B-1, 2.996%-3.036%, 9/24/14[1]	2,992,366	2,587,565
Tranche B-2, 2.75%-3.036%, 9/24/14[1]	9,984,352	8,621,099
Metavante Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.233%, 11/1/14[1]	2,198,548	2,195,782
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/22/13[1,3]	1,500,000	967,500
New Holdings I LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.746%-2.749%, 5/18/14[1]	7,180,137	6,749,329
Norwood Promotional Products, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A, 8/16/09[2,5]	1,130,023	3,531
Orbitz Worldwide, Inc., Sr. Sec. Credit Facilities Term Loan, 3%, 7/1/14[1]	997,462	884,499
Rental Service Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 3.91%-4.08%, 11/15/12[1]	1,000,000	885,938
Sabre Holdings Corp., Sr. Sec. Credit Facilities Term Loan, 2.499%-2.741%, 9/30/14[1]	9,850,000	8,708,454
Ticketmaster Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.55%, 7/22/14[1,3]	1,000,000	980,000
Travelport LLC, Sr. Sec. Credit Facilities Term Loan, Tranche C, 10.50%, 8/23/13[1,3]	827,925	844,484
Travelport LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, Tranche T1, 2.746%, 8/23/13[1]	3,989,796	3,731,884
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.292%, 2/21/15[1]	4,453,142	4,170,368
West Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B2, 2.621%-2.624%, 10/24/13[1]	4,877,500	4,620,559
Tranche B4, 4.121%-4.124%, 7/15/16[1]	5,998,168	5,795,729
Workflow Management, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.99%, 10/17/10[1,3,5]	11,169,290	8,321,121

		78,089,081

Electrical Equipment—0.5%
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.011%, 11/29/13[1]	6,937,220	5,589,880
F7 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Industrial Conglomerates—0.4%
Hillman Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.91%, 3/31/12[1]	$751,486	$746,789
Precision Partners, Inc., Sr. Sec. Credit Facilities Term Loan, 8.63%, 10/1/13[1]	6,047,301	3,991,218

		4,738,007

Machinery—2.5%
BOC Edwards, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.246%, 5/31/14[1,3]	4,886,287	3,127,224
Manitowoc Co., Inc. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.50%, 8/21/14[1]	9,442,431	9,052,931
Rexnord (RBS Global), Sr. Sec. Credit Facilities Term Loan, Tranche B1, 2.75%-3.063%, 7/19/13[1]	5,879,301	5,680,874
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.50%, 7/2/14[1]	10,625,928	8,138,802
Veyance Technologies, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.50%, 7/2/14[1,3]	1,165,043	892,351

		26,892,182

Road & Rail—1.8%
Avis Car Rental, Sr. Sec. Credit Facilities Term Loan, 4.24%, 4/19/12[1]	11,717,153	11,014,123
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan, 4.243%-4.249%, 10/12/14[1]	11,837,669	8,774,671

		19,788,794

Information Technology—5.5%
IT Services—2.3%
Apptis, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.50%-3.54%, 12/20/12[1]	3,255,285	2,644,919
Caritor, Inc., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 2.63%, 5/17/13[1]	426,204	379,322
Caritor, Inc., Sr. Sec. Credit Facilities Term Loan, 2.63%, 5/17/13[1]	9,967,098	8,870,717
SunGard Data Systems, Inc., Extended Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.948%-4.089%, 2/28/16[1]	8,738,967	8,515,031
SunGard Data Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.004%, 2/11/13[1]	4,505,260	4,246,208

		24,656,197

Semiconductors & Semiconductor Equipment—1.2%
Flextronics International Ltd., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.847%, 10/1/12[1]	7,939,519	7,416,011
Flextronics International Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, Tranche A1, 2.759%, 10/1/14[1]	1,207,404	1,090,941
Flextronics International Ltd., Sr. Sec. Credit Facilities Term Loan, 2.499%-2.847%, 10/1/14[1]	4,201,119	3,924,109

		12,431,061
F8 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Software—2.0%
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.283%, 5/9/14[1]	$4,925,063	$4,638,794
Nuance Communications, Inc., Sr. Sec. Credit Facilities Incremental Term Loan, Tranche B2, 2.25%, 3/31/13[1]	6,964,377	6,703,171
Nuance Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.25%, 3/31/13[1]	877,227	844,326
Verint Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.50%, 5/9/14[1]	10,469,843	9,543,921

		21,730,212

Materials—8.3%
Chemicals—4.2%
Ashland, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.545%, 5/13/14[1]	955,330	978,218
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche C-1, 2.875%, 5/5/13[1]	5,205,452	4,361,425
Tranche C-2, 2.563%, 5/5/13[1]	1,214,157	1,017,290
Tranche C-4, 2.75%, 5/5/13[1]	1,959,596	1,613,400
Huntsman International LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 1.996%, 8/16/12[1]	7,949,495	7,362,226
Lyondell Chemical Co., Sr. Sec. Credit Facilities Term Loan, Debtor in Possession, 1.50%-13%, 12/15/09[1]	5,000,000	5,223,751
Lyondell Chemical Co., Sr. Sec. Credit Facilities Term Loan, Roll-Up Debtor in Possession, Tranche T1, 3.69%, 12/15/09[1]	6,498,275	6,342,589
Momentive Performance, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.50%, 12/4/13[1]	9,068,667	7,889,740
Nalco Co., Sr. Sec. Credit Facilities Term Loan, 5.671%-6.50%, 5/5/16[1]	1,995,000	2,036,147
Solutia, Inc., Sr. Sec. Credit Facilities Term Loan, 7.151%, 1/23/15[1]	3,188,134	3,227,415
Univar USA OPCO, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.246%, 10/10/14[1]	4,638,016	4,357,416

		44,409,617

Containers & Packaging—1.8%
Consolidated Container Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.75%, 9/28/14[1]	2,000,000	1,632,500
Consolidated Container Co., Sr. Sec. Credit Facilities Property, Plant & Equipment Term Loan, 2.50%, 3/23/14[1]	7,100,309	6,541,160
Graham Packaging Co. LP, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 2.50%-2.563%, 10/18/11[1]	3,180,728	3,116,121
Tranche C, 6.75%, 4/5/14[1]	7,608,380	7,626,214

		18,915,995

Metals & Mining—1.7%
Aleris International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.271%, 6/30/10[1]	1,700,934	717,228
F9 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Metals & Mining Continued
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, 12/19/13[2,3,5]	$837,221	$77,443
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, Debtor in Possession, 10%-13%, 6/30/10[1]	7,018,797	7,075,824
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, Debtor in Possession, 0%, 6/30/10[1,6]	4,795,137	4,834,099
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, German C-1, 4.192%, 12/19/13[1,3]	1,164,172	806,189
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.25%, 1/28/10[1]	5,132,183	5,029,540

		18,540,323

Paper & Forest Products—0.6%
Abitibi-Consolidated Co. of Canada/Abitibi-Consolidated, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3/31/09[2]	1,836,235	1,542,437
Boise Paper Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche A, 3.25%, 2/22/13[1,3]	999,718	1,002,217
Tranche B, 5.75%, 2/22/14[1]	968,426	985,858
Georgia-Pacific Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 2.283%-2.464%, 12/21/12[1]	2,611,908	2,520,491
Tranche C, 3.533%-3.714%, 12/23/14[1]	801,516	799,846

		6,850,849

Telecommunication Services—4.9%
Diversified Telecommunication Services—2.4%
FairPoint Communications, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 4.685%, 3/31/14[1]	3,441,025	2,604,426
Tranche B, 4.932%, 3/31/15[1]	8,461,202	6,392,438
Hawaiian Telcom Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C, 3.794%, 6/1/14[1,5]	4,047,205	2,529,503
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 2.496%-2.533%, 5/31/14[1]	8,613,026	7,062,681
ITC DeltaCom Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.283%, 7/12/13[1]	5,636,505	4,788,211
Windstream Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 1.75%-2.02%, 7/17/13[1]	1,989,822	1,942,741

		25,320,000

Wireless Telecommunication Services—2.5%
Crown Castle, Sr. Sec. Credit Facilities Term Loan, Tranche B, 1.783%, 3/6/14[1]	8,461,722	8,039,812
MetroPCS Wireless, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.50%-2.75%, 11/4/13[1]	8,369,944	8,010,270
Ntelos, Inc., Sr. Sec. Credit Facilities Term Loan, 5.75%, 8/5/15[1]	500,000	503,542
Telesat Canada, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.25%, 10/23/14[1]	9,937,974	9,586,597
F10 | OPPENHEIMER MASTER LOAN FUND, LLC

	Principal
	Amount	Value

Wireless Telecommunication Services Continued
Telesat Canada, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, Tranche B, 3.25%, 10/23/14[1]	$853,579	$823,399

		26,963,620

Utilities—6.1%
Electric Utilities—5.5%
BRSP LLC, Sr. Sec. Credit Facilities Term Loan, 7.50%, 6/24/14[1]	3,950,000	3,742,625
Bosque Power Co. LLC, Sr. Sec. Credit Facilities Term Loan, 5.533%, 1/16/15[1]	11,642,336	9,488,504
Kelson Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.533%, 3/8/13[1]	10,822,860	9,902,917
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.033%, 8/16/12[1]	5,394,415	4,693,141
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 3.783%, 8/16/13[1]	7,000,000	5,136,250
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 1.996%, 8/16/12[1]	971,160	844,910
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.033%, 8/16/12[1]	429,628	373,776
Liberty Electric Power LLC, Sr. Sec. Credit Facilities Term Loan, 3.283%, 10/30/14[1]	5,968,891	5,483,919
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.454%, 2/15/15[1,5]	5,412,607	3,753,064
Riverside Energy Center LLC/Rocky Mountain Energy Center LLC, Sr. Sec. Credit Facilities Term Loan, 4.738%, 6/24/11[1,3]	2,663,637	2,633,671
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 4.738%, 6/24/11[1,3]	240,537	237,831
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Term Loan, 4.738%, 6/24/11[1,3]	1,194,360	1,180,923
Texas Competitive Electric Holdings Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 3.754%-3.783%, 10/10/14[1]	4,228,427	3,357,371
Tranche B3, 3.754%-3.783%, 10/10/14[1]	8,877,239	7,013,019
Texas Competitive Electric Holdings Co. LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 3.754%, 10/10/14[1]	1,750,000	1,371,806

		59,213,727

Multi-Utilities—0.6%
Calpine Corp., Sr. Sec. Credit Facilities Term Loan, 3.165%, 3/29/14[1]	6,982,234	6,382,634

Total Corporate Loans (Cost $978,668,616)		990,983,558

Loan Participations—0.2%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/20/15[1] (Cost $1,469,260)	1,630,000	1,638,150
F11 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Corporate Bonds and Notes—1.4%
Berry Plastics Corp., 5.259% Sr. Sec. Nts., 2/15/15[1]	$10,000,000	$9,250,000
Wellman, Inc., 5% Cv. Nts., 1/30/19[3,5]	999,206	625,031
Western Refining, Inc., 10.75% Sr. Sec. Nts., 6/15/14[1,7]	5,420,000	5,176,100

Total Corporate Bonds and Notes (Cost $18,664,401)		15,051,131

	Shares

Preferred Stocks—0.0%
Alpha Media, Preferred[3,4] (Cost $0)	105	—

Common Stocks—0.0%
Alpha Media[3,4]	784	—
Wellman, Inc.[3,4]	973	—

Total Common Stocks (Cost $0)		—

Investment Company—10.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.27%[8,9] (Cost $111,141,563)	111,141,563	111,141,563

Total Investments, at Value (Cost $1,109,943,840)	104.3%	1,118,814,402
Liabilities in Excess of Other Assets	(4.3)	(45,745,559)

Net Assets	100.0%	$1,073,068,843

Footnotes to Statement of Investments

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Issue is in default. See Note 1 of accompanying Notes.

3.	Illiquid security. The aggregate value of illiquid securities as of September 30, 2009 was $113,188,785, which represents 10.55% of the Fund’s net assets. See Note 7 of accompanying Notes.

4.	Non-income producing security.

5.	Interest or dividend is paid-in-kind, when applicable.

6.	Interest rate is less than 0.0005%.

7.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $5,176,100 or 0.48% of the Fund’s net assets as of September 30, 2009.

8.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2008	Additions	Reductions	September 30, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	7,669,931	803,241,563	699,769,931	111,141,563

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$111,141,563	$388,736
F12 | OPPENHEIMER MASTER LOAN FUND, LLC

9.	Rate shown is the 7-day yield as of September 30, 2009.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2009 based on valuation input level:

		Level 2—	Level 3—
	Level 1—	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$990,843,012	$140,546	$990,983,558
Loan Participations	—	1,638,150	—	1,638,150
Corporate Bonds and Notes	—	14,426,100	625,031	15,051,131
Common Stocks	—	—	—	—
Preferred Stocks	—	—	—	—
Investment Company	111,141,563	—	—	111,141,563

Total Investments, at Value	111,141,563	1,006,907,262	765,577	1,118,814,402

Other Financial Instruments:
Depreciated swaps, at value	$—	$294,308	$—	$294,308

Total Assets	$111,141,563	$1,007,201,570	$765,577	$1,119,108,710

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F13 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts as of September 30, 2009 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive		Payment
Reference Entity	Credit	Amount	Fixed	Termination	Received/		Unrealized
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	Depreciation

Liquid Credit Derivative Index North America, Series 12:
Credit Suisse International	Buy	$7,440	5%	6/20/14	$(532,580)	$90,556	$442,024
Credit Suisse International	Buy	8,370	5	6/20/14	(627,285)	101,876	525,409
Morgan Stanley Capital Services, Inc.	Buy	8,370	5	6/20/14	(603,338)	101,876	501,462

	Total	24,180			(1,763,203)	294,308	1,468,895

			Grand Total Buys		(1,763,203)	294,308	1,468,895
			Grand Total Sells		—	—	—

			Total Credit Default Swaps		$(1,763,203)	$294,308	$1,468,895

Swap Summary as of September 30, 2009 is as follows:
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)	Value

Credit Suisse International	Credit Default Buy Protection	$15,810	$192,432
Morgan Stanley Capital Services, Inc.	Credit Default Buy Protection	8,370	101,876

		Total Swaps	$294,308

See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $998,802,277)	$1,007,672,839
Affiliated companies (cost $111,141,563)	111,141,563

1,118,814,402
Cash	5,610,891
Depreciated swaps, at value (upfront payment paid $1,763,203)	294,308
Receivables and other assets:
Investments sold	43,721,900
Interest, dividends and principal paydowns	2,242,024
Shares of beneficial interest sold	3,104
Other	6,316

Total assets	1,170,692,945

Liabilities
Payables and other liabilities:
Investments purchased	97,425,594
Shares of beneficial interest redeemed	39,397
Shareholder communications	11,682
Directors’ compensation	1,985
Other	145,444

Total liabilities	97,624,102

Net Assets—applicable to 107,700,461 shares of beneficial interest outstanding	$1,073,068,843

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$9.96
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF OPERATIONS For the Year Ended September 30, 2009

Investment Income
Interest	$55,355,519
Dividends from affiliated companies	388,736
Other income	615,823

Total investment income	56,360,078

Expenses
Management fees	1,834,195
Legal, auditing and other professional fees	191,502
Custodian fees and expenses	143,301
Shareholder communications	26,580
Directors’ compensation	15,738
Other	8,966

Total expenses	2,220,282
Less waivers and reimbursements of expenses	(67,048)

Net expenses	2,153,234

Net Investment Income	54,206,844

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	(33,259,047)
Swap contracts	264,704

Net realized loss	(32,994,343)
Net change in unrealized appreciation (depreciation) on:
Investments	68,028,455
Swap contracts	(2,115,263)

Net change in unrealized appreciation	65,913,192

Net Increase in Net Assets Resulting from Operations	$87,125,693

See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF CHANGES IN NET ASSETS

Year Ended September 30,	2009	2008[1]

Operations
Net investment income	$54,206,844	$36,356,701
Net realized loss	(32,994,343)	(10,794,150)
Net change in unrealized appreciation (depreciation)	65,913,192	(58,511,525)

Net increase (decrease) in net assets resulting from operations	87,125,693	(32,948,974)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Proceeds from contributions	482,876,501	788,379,290
Payments for withdrawals	(30,989,693)	(221,473,974)

	451,886,808	566,905,316

Net Assets
Total increase	539,012,501	533,956,342
Beginning of period	534,056,342	100,000 [2]

End of period	$1,073,068,843	$534,056,342

1.	For the period from October 31, 2007 (commencement of operations) to September 30, 2008.

2.	Reflects the value of the Manager’s initial seed money on October 18, 2007.
See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER MASTER LOAN FUND, LLC

FINANCIAL HIGHLIGHTS

Year Ended September 30,	2009	2008[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.35	$10.00

Income (loss) from investment operations:
Net investment income[3]	.76	.68
Net realized and unrealized loss	(.15)	(1.33)

Total from investment operations	.61	(.65)

Net asset value, end of period	$9.96	$9.35

Total Return, at Net Asset Value[4]	6.52%	(6.50)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,073,069	$534,056

Average net assets (in thousands)	$613,182	$523,536

Ratios to average net assets:[5]
Net investment income	8.84%	7.56%
Total expenses[6]	0.36%	0.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.35%	0.37%

Portfolio turnover rate	56%	53%

1.	For the period from October 31, 2007 (commencement of operations) to September 30, 2008.

2.	Certain 2008 amounts have been added to conform to 2009 presentation.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	0.37%
Period Ended September 30, 2008	0.41%
See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Master Loan Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.
     For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service
F19 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or directly through participation agreements on certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.
     As of September 30, 2009, securities with an aggregate market value of $992,621,708, representing 92.5% of the Fund’s net assets were comprised of loans, of which $112,563,754 representing 10.49% of the Fund’s net assets, were illiquid.
F20 | OPPENHEIMER MASTER LOAN FUND, LLC

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the borrower or issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of September 30, 2009 is as follows:

Cost	$30,216,518
Market Value	$15,736,277
Market Value as a % of Net Assets	1.47%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.
     Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.
Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets
F21 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Period Ended September 30, 2008[1,2]
	Shares	Amount	Shares	Amount

Contributions	54,257,583	$482,876,501	79,421,408	$788,379,290
Withdrawls	(3,693,943)	(30,989,693)	(22,294,587)	(221,473,974)

Net increase	50,563,640	$451,886,808	57,126,821	$566,905,316

1.	For the period from October 31, 2007 (commencement of operations) to September 30, 2008.

2.	The Fund sold 10,000 shares at a value of $100,000 to the Manager upon seeding of the Fund on October 18, 2007.
F22 | OPPENHEIMER MASTER LOAN FUND, LLC

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF for the year ended September 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$758,801,733	$325,863,732
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.30%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2009, the Fund paid no fees to OFS for services to the Fund.
Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF. During the year ended September 30, 2009, the Manager waived $67,048 for management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
F23 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to
F24 | OPPENHEIMER MASTER LOAN FUND, LLC

enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $294,308, which represents the gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $294,308 as of September 30, 2009.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of September 30, 2009 are as follows:

	Asset Derivatives
Derivatives Not Accounted	Statement of Assets and
for as Hedging Instruments	Liabilities Location	Value

Credit contracts	Depreciated swaps, at value	$294,308
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or Loss Recognized on Derivatives1

Derivatives Not Accounted for as Hedging Instruments	Swap contracts

Credit contracts	$(305,608)
Amount of Change in Unrealized Gain or Loss Recognized on Derivatives1

Derivatives Not Accounted for as Hedging Instruments	Swap contracts

Credit contracts	$(1,468,895)

1.	For the six months ending September 30, 2009.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
F25 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. Any upfront payment paid or received as well as any unrealized appreciation (depreciation) on swap contracts are separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
F26 | OPPENHEIMER MASTER LOAN FUND, LLC

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Loan Commitments
Pursuant to the terms of certain credit agreements, the Fund can have unfunded loan commitments. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded loan commitments. Commitments of $6,471,264 are contractually obligated to fund by a specified date and have been included as Corporate Loans in the Statement of Investments.
7. Illiquid Securities
As of September 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
8. Borrowings
The Fund can borrow money, in amounts up to one third of the value of its total assets at the time of the borrowings, to fund redemptions, but may not used borrowed money to make investments. Borrowing money will subject the Fund to greater costs than funds that do not borrow, and may also make the Fund’s share price more sensitive to interest changes. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations. The Fund entered into a Credit Agreement (the “Agreement”) with a bank which enables it to participate in a committed borrowing facility that permits borrowings of up to $50 million. Interest is charged to the Fund, based on its borrowings, at applicable rates. The Fund pays an annual commitment fee on the amount of the unused portion of the total facility size. The Fund has the right to prepay such loans and terminate its participation in the credit facility at any time upon prior notice.
F27 | OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued
8. Borrowings Continued
As of September 30, 2009, the Fund had no such borrowings outstanding. Fees paid for the year ended September 30, 2009 are as follows:

Fees Paid	$31,389
9. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 17, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
10. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, OppenheimerFunds Distributor, Inc. (the “Distributor”), and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
F28 | OPPENHEIMER MASTER LOAN FUND, LLC

     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F29 | OPPENHEIMER MASTER LOAN FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Oppenheimer Master Loan Fund, LLC:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Master Loan Fund, LLC, including the statement of investments, as of September 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from October 31, 2007 (commencement of operations) to September 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Master Loan Fund, LLC as of September 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from October 31, 2007 (commencement of operations) to September 30, 2008, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 17, 2009
F30 | OPPENHEIMER MASTER LOAN FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
13 | OPPENHEIMER MASTER LOAN FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Joseph Welsh and Margaret Hui, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load loan participation funds. The Board noted that the Fund’s one-year and since inception performance was above its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other loan participation funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees and total expenses were below its peer group median.
     Economies of Scale. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund,
14 | OPPENHEIMER MASTER LOAN FUND, LLC

whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
15 | OPPENHEIMER MASTER LOAN FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
16 | OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held;
Fund, Length of Service, Age	Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors and Director (since 2007) Age: 72	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of:
Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

George C. Bowen, Director (since 2007) Age: 73	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Director (since 2007) Age: 71	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Director (since 2007) Age: 67	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex.

Sam Freedman, Director (since 2007) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.
17 | OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held;
Fund, Length of Service, Age	Number of Portfolios in the Fund Complex Currently Overseen

Richard F. Grabish, Director (since 2008) Age: 61	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 16 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Director (since 2007) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002- 2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Director (since 2007) Age: 65	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Director (since 2007) Age: 67	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex.
18 | OPPENHEIMER MASTER LOAN FUND, LLC

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held;
Fund, Length of Service, Age	Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Director, President and Principal Executive Officer (since 2007) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey, Wixted and Ms. Hui, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Margaret Hui, Vice President and Portfolio Manager (since 2007) Age: 50	Vice President of the Manager (since February 2005); formerly Assistant Vice President of the Manager (October 1999-January 2005). An officer of 2 portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President and Portfolio Manager (since 2007) Age: 45	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Manager (since May 2009); Vice President of the Manager (since December 2000-April 2009); Assistant Vice President of the Manager (from December 1996 to November 2000); a high yield bond analyst of the Manager (January 1995 to December 1996); a CFA. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2007) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.
19 | OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held;
Fund, Length of Service, Age	Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2007) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request, by calling 1.800.525.7048.
20 | OPPENHEIMER MASTER LOAN FUND, LLC

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements was KPMG in 2009 and D&T in 2008. KPMG billed $37,300 in fiscal 2009 and D&T billed $37,300 in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $211,540 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $211,540 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Master Loan Fund LLC

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date:	11/10/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date:	11/10/2009

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/10/2009